SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE OF 1934

Date of Report (Date of Earliest Event Reported): January 5, 2004

TELEVIDEO, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-11552 (Commission File No.)	94-2383795 (IRS. Employer Identification No.)

2345 Harris Way, San Jose, California 95131
(Address of Principal Executive Office) (Zip Code)

Registrant's Telephone Number, Including Area Code: (480) 954-8333

Not Applicable

(Former name or former address, if changed since last report)

Item 4. Changes in Registrant's Certifying Accountant.

    (a)    On January 5, 2004, TeleVideo, Inc. (the "Company") dismissed CCA Accountancy Corporation ("CCA") as the Company's independent auditors. On January 5, 2004, the Company engaged Burr, Pilger & Mayer ("BPM") as the Company's independent auditors to audit the Company's books and records.The dismissal of CCA and the engagement of BPM were recommended and approved by the Audit Committee of the Board of Directors on January 5, 2004.

         CCA's audit reports on the Company's financial statements for the fiscal years ended October 31, 2002 and 2001 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

            During the Company's fiscal years ended October 31, 2002 and 2001 and the subsequent interim period preceding the date of CCA's dismissal, there were no disagreements with CCA on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, that, if not resolved to the satisfaction of CCA, would have caused CCA to make reference to the subject matter of the disagreement in its report.

        During the Company's fiscal years ended October 31, 2002 and 2001 and the subsequent interim period preceding the date of CCA's dismissal, there were no "reportable events," as that term is described in Item 304(a)(1)(v) of Regulation S-K.

    (b)   On January 5, 2004, the Company engaged BPM as the Company's independent auditors to audit the Company's books and records.  During the Company's fiscal years ended October 31, 2002 and 2001 and the subsequent interim period preceding the engagement of BPM, the Company has not (nor has someone on the Company's behalf) consulted BPM regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements; or (ii) any matter that was either the subject of a "disagreement," as that term is defined in the regulations and related instructions applicable to Item 4 of Form 8-K, or a "reportable event," as that term is defined in the regulations and related instructions applicable to Item 4 of Form 8-K.

            The Company has provided CCA with a copy of this Form 8-K and has requested that CCA furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether CCA agrees with the statements in Item 4(a) of this Form 8-K. A copy of the letter from CCA to the Securities and Exchange Commission dated January 9, 2004 is filed as Exhibit 16.1 to this Form 8-K.

Item 7. Financial Statements, Pro Forma Information and Exhibits

(a)	Financial Statements - Not Applicable

(b)	Pro Forma Financial Information - Not Applicable

(c)	Exhibit

16.1 Letter regarding change in certifying accountant.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELEVIDEO, INC.

	By:	/s/ K. Philip Hwang

K. Philip Hwang Chairman of the Board and Chief Executive Officer

Date: January 9, 2004

EXHIBITS INDEX

Exhibit	Description

16.1	Letter regarding change in certifying accountant.

EXHIBIT 16.1

January 9, 2004

Securities and Exchange Commission
450 5th Street N.W.
Washington, D.C. 20549

Gentlemen:

We have been furnished with a copy of the response to Item 4 of Form 8-K for the event that occurred on January 5, 2004, to be filed by our former client, TeleVideo, Inc. We agree with the statements made in response to that Item insofar as they relate to our Firm.

Very truly yours,

 /s/ CCA Accountancy Corporation
 CCA Accountancy Corporation